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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our report, included in this Form 11-K, into Budget Group, Inc.'s previously filed Registration Statement File No. 333-82749.


                                        /s/ Arthur Andersen LLP


Orlando, Florida
June 26, 2000